                                                                  Exhibit 23


            Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-01007.



                                                   s/Arthur Andersen LLP


Atlanta, Georgia
March 30, 1999